UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 30, 2018

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2018, Timberline Resources Corporation (the “Registrant”) entered into a binding commitment letter (the “Loan Agreement”) and promissory note (the “Note”) with William Matlack (“Lender”).  The following describes the material terms of the Note.

Under the Loan Agreement, the Lender will agreed to purchase from the Registrant the principal amount of US$300,000 (the “Principal Sum”) of senior unsecured notes (the “Notes”), with the Principal Sum bearing interest at an annual rate of 18%, compounded monthly. The loan is unsecured and the Principal Amount and accrued interest will become due for repayment on January 20, 2020, but may be repaid early without penalty. The Lender is an arm’s length party to the Company.  Amounts drawn under the Loan Agreement will be used for exploration expenditures, annual property holding costs, and working capital requirements of the Company.

Pursuant to the terms of the Loan Agreement, the Company will issue to the Lender that number of non-transferrable common share purchase warrants of the Company (the “Warrants”) that is equal to 100% warrant coverage of the Principal Sum, determined by dividing the Principal Sum by the Company’s last closing share price on the TSX Venture Exchange (“TSX-V”) converted to U.S. dollars prior to the effective date of the Loan Agreement.  The Warrants will contain a provision restricting their exercise in the event any such exercise would cause the Lender to own 10% or more of the outstanding commons shares of the Registrant.

Item 2.03 Creation of a Direct Financial Obligation.

Pursuant to the Note, the Registrant has agreed to repay Lender the unpaid principal amount of the draws made under the Note up to a maximum principal amount of US$300,000, together with accrued interest thereon.

The description of the Note contained in Item 1.01 hereof, is hereby incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Loan Agreement, the Company will issue 3,265,500 non-transferrable common share purchase warrants, with each warrant being exercisable for one share of common stock of the Company at an exercise price of $0.09 per share for a term of 18 months.  The warrants were issued as additional consideration for the Lender entering into the Loan Agreement. The warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, based on the representations of the Lender to the Company in the Loan Agreement.

Item 7.01  Regulation FD Disclosure.

On July 30, 2018, the Company issued a press release titled, “Timberline Resources Announces Loan Agreement”.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated July 30, 2018.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: August 2, 2018	By:	/s/ Randal L. Hardy
Randal L. Hardy Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated July 30, 2018.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.